This presentation contains nLIGHT, Inc. proprietary information. No part of it may be circulated, quoted, or reproduced for distribution without prior written approval from nLIGHT, Inc. Earnings Presentation Q3 2022 November 3, 2022 EXHIBIT 99.2

2 Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements, including but not limited to our ability to compete successfully in the markets for our products; changes in the markets we serve or in the global economy; our ability to increase our volumes and decrease our costs to offset potential declines in the average selling prices of our products; rapid technological changes in the markets that we participate in; our ability to develop and maintain products that can achieve market acceptance; our ability to generate sufficient revenues to achieve or maintain profitability in the future; our high levels of fixed costs and inventory and their effect on our gross profits and results of operations if demand for our products declines or we maintain excess inventory levels; disruptions, such as the COVID-19 pandemic, and their effect on our business, financial condition, or results of operations; our manufacturing capacity and operations and their suitability for future levels of demand; our reliance on a small number of customers for a significant portion of our revenues; our ability to manage risks associated with international customers and operations; the effect of government export and import controls on our ability to compete in international markets; our ability to protect our proprietary technology and intellectual property rights; fluctuations in our quarterly results of operations and other operating measures; and the effect on our business of claims, lawsuits, government investigations, other legal or regulatory proceedings, or commercial or contractual disputes that we may become involved in. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's most recent Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. Safe Harbor Statement

3 • Q3 reflects continued transition of business model – Total revenue of $60.1 million was at the low end of guidance range • Product revenue of $48.0 million • Development revenue of $12.1 million • 91% of revenue from sales outside of China – Gross margins at the low-end of the guidance range with Adjusted EBITDA below the range • Continued ramp of automation in the U.S. • Progress in key growth opportunities but muted near-term demand environment – Microfabrication – record revenue quarter outside of China but slowing demand; continued weakness in China – Industrial – stable sales to customers outside of China; new product introductions in cutting, welding and additive – Aerospace & Defense – progress in key Directed Energy programs Q3 22 Business Summary

4 71% 59% 60% 60% 60% 57% 60% 62% 64% 54% 67% 68% 67% 62% 60% 65% 72% 59% 69% 72% 75% 73% 81% 89% 89% 92% 91% $22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $61 $69 $72 $67 $64 $61 $60 $0 $15 $30 $45 $60 $75 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2016 2017 2018 2019 2020 2021 2022 Quarterly Revenue – Geography $ Millions Revenue | 91% of total revenue from Non-China customers Geography Q3 ‘22 vs. Q3 ‘21 Change -17% Percentages may not total to 100 due to rounding China -62% Non-China -6%

5 19% 19% 17% 20% 18% 14% 14% 16% 18% 13% 20% 21% 22% 19% 26% 30% 39% 29% 42% 44% 40% 35% 38% 42% 36% 37% 34% 28% 35% 33% 38% 38% 40% 42% 44% 45% 49% 41% 38% 43% 44% 43% 43% 37% 43% 35% 36% 35% 36% 37% 33% 37% 36% 37% 51% 46% 50% 42% 44% 46% 45% 40% 37% 38% 39% 41% 35% 38% 30% 26% 24% 27% 23% 20% 25% 29% 24% 25% 27% 27% 29% $22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $61 $69 $72 $67 $64 $61 $60 $0 $15 $30 $45 $60 $75 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2016 2017 2018 2019 2020 2021 2022 Quarterly Revenue – By Market $ Millions Revenue | By end market Microfabrication 0% Industrial -17% Aerospace/Defense -27% Market Q3 ‘22 vs. Q3 ‘21 Change -17% Percentages may not total to 100 due to rounding

Financial Update

7 Summary Financial Results | Revenue and Gross Margin Quarterly $ Millions; % of Revenue Q3 2021 Q3 2022 Total Revenue $72.2 $60.1 Products Revenue 54.4 48.0 Development Revenue 17.8 12.1 Gross Margin 29.6% 22.4% Products Margin 37.1% 26.4% Development Margin 6.7% 6.5%

8 Gross Margin | Product and Development Revenue and Gross Margin – Quarterly $ Millions; % of Revenue 15% 24% 22% 29% 30% 31% 34% 33% 35% 34% 35% 36% 32% 33% 30% 23% 22% 25% 28% 30% 29% 29% 30% 27% 25% 25% 22% 24% 24% 28% 32% 36% 36% 36% 37% 33% 30% 30% 26% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2016 2017 2018 2019 2020 2021 2022 Revenue Overall GM % Products GM %

9 Operating Expenses (Non-GAAP) $ Millions; % of Revenue Note: Excluding stock-based compensation expense, amortization of purchased intangibles and acquisition and integration-related costs. See Appendix for a reconciliation to GAAP operating expenses. Operating Expenses | R&D and SG&A 4.3 4.7 5.0 5.8 5.9 5.8 6.0 6.9 6.1 6.5 7.9 8.2 8.1 9.9 10.3 10.4 10.1 10.3 9.5 6.1 6.7 6.3 6.7 7.0 7.2 6.9 7.3 6.0 6.2 6.4 6.5 7.1 7.7 7.8 8.4 8.1 9.0 10.1 $10.4 $11.4 $11.2 $12.5 $12.9 $13.0 $12.9 $14.2 $12.1 $12.8 $14.3 $14.7 $15.1 $17.6 $18.1 $18.8 $18.2 $19.3 $19.7 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $5 $10 $15 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2019 2020 2021 2022 SG&A R&D OpEx as % of Sales

10 * See Appendix for reconciliation to most directly comparable GAAP measure Summary Financial Results | Profitability and Cash Flow Quarterly $ Millions; % of Revenue Q3 2021 Q3 2022 Net Income (Loss) ($6.9) ($13.0) Non-GAAP Net Income (Loss)* 3.9 (5.1) Net Income (Loss) Per Share (diluted) (0.16) (0.29) Non-GAAP Net Income (Loss) Per Share (diluted)* 0.08 (0.11) Adjusted EBITDA (non-GAAP)* 7.2 (1.4) Cash Flow from (used in) Operations (0.4) (2.8) Capital Expenditures (5.7) (3.5)

11 Strong Balance Sheet and Working Capital Management $53 $55 $59 $63 $71 $74 $77 $80 $81 105 106 117 113 119 131 141 157 158 0 20 40 60 80 100 120 140 160 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q320 Q121 Q321 Q122 Q322 Inventory ($M) and Days of Inventory (DOI) Inventory DOI $23 $32 $32 $37 $36 $42 $37 $46 $44 35 38 47 45 46 52 55 61 67 0 10 20 30 40 50 60 70 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q320 Q121 Q321 Q122 Q322 Accounts Receivable ($M) and Days Sales Outstanding (DSO) Accounts Receivable DSO $110 $102 $186 $175 $166 $147 $135 $121 $113 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q320 Q121 Q321 Q122 Q322 Cash and Debt Position ($M) Cash Debt

12 • Q4 2022 Revenues of $53 million to $59 million; midpoint of $56 million – Laser Products: approximately $45 million at midpoint – Advanced Development: approximately $11 million at midpoint • Q4 2022 Gross Margin of 20% to 23% – Laser Products: 23% to 27% – Advanced Development: approximately 4% • Q4 2022 Adjusted EBITDA of ($4) million to ($1) million Outlook | Q4 2022 * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Appendix

Supplemental Information | Revenue and Gross Margin

nLight, Inc. (in thousands, except per share data)	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Totals	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 Totals
Revenue:										
Products	$ 42,467	$ 51,705	$ 51,025	$ 46,162	$ 191,359	$ 41,861	$ 48,048	$ 43,814	$ 40,336	$ 174,059
Development	-	-	-	-	-	-	-	-	2,560	2,560
Total revenue	42,467	51,705	51,025	46,162	191,359	41,861	48,048	43,814	42,896	176,619
Cost of revenue:										
Products	27,738	34,026	32,978	29,656	124,398	28,347	32,177	30,852	30,637	122,013
Development	-	-	-	-	-	-	-	-	2,267	2,267
Total cost of revenue	27,738	34,026	32,978	29,656	124,398	28,347	32,177	30,852	32,904	124,280
Gross profit:										
Products	14,729	17,679	18,047	16,506	66,961	13,514	15,871	12,962	9,699	52,046
Development	-	-	-	-	-	-	-	-	293	293
Total gross profit	14,729	17,679	18,047	16,506	66,961	13,514	15,871	12,962	9,992	52,339
Gross margin:										
Products	34.7 %	34.2 %	35.4 %	35.8 %	35.0 %	32.3 %	33.0 %	29.6 %	24.0 %	29.9 %
Development	-	-	-	-	-	-	-	-	11.4 %	11.4 %
Total gross margin	34.7 %	34.2 %	35.4 %	35.8 %	35.0 %	32.3 %	33.0 %	29.6 %	23.3 %	29.6 %

nLight, Inc. (in thousands, except per share data)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Totals	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2021 Totals
Revenue:										
Products	$ 36,930	$ 45,104	$ 51,117	$ 51,690	$ 184,841	$ 47,335	$ 53,561	$ 54,393	$ 50,906	$ 206,195
Development	6,285	7,034	10,615	14,014	37,948	14,010	15,552	17,842	16,547	63,951
Total revenue	43,215	52,138	61,732	65,704	222,789	61,345	69,113	72,235	67,453	270,146
Cost of revenue:										
Products	27,900	32,597	34,645	33,113	128,255	30,395	34,240	34,193	34,039	132,867
Development	5,814	6,485	9,927	12,944	35,170	13,305	14,548	16,647	15,472	59,972
Total cost of revenue	33,714	39,082	44,572	46,057	163,425	43,700	48,788	50,840	49,511	192,839
Gross profit:										
Products	9,030	12,507	16,472	18,577	56,586	16,940	19,321	20,200	16,867	73,328
Development	471	549	688	1,070	2,778	705	1,004	1,195	1,075	3,979
Total gross profit	9,501	13,056	17,160	19,647	59,364	17,645	20,325	21,395	17,942	77,307
Gross margin:										
Products	24.5 %	27.7 %	32.2 %	35.9 %	30.6 %	35.8 %	36.1 %	37.1 %	33.1 %	35.6 %
Development	7.5 %	7.8 %	6.5 %	7.6 %	7.3 %	5.0 %	6.5 %	6.7 %	6.5 %	6.2 %
Total gross margin	22.0 %	25.0 %	27.8 %	29.9 %	26.6 %	28.8 %	29.4 %	29.6 %	26.6 %	28.6 %

nLight, Inc. (in thousands, except per share data)	2022 Q1	2022 Q2	2022 Q3	2022 Totals
Revenue:				
Products	$ 51,061	$ 48,180	$ 48,042	$ 147,283
Development	13,398	12,647	12,051	38,096
Total revenue	64,459	60,827	60,093	185,379
Cost of revenue:				
Products	35,768	33,683	35,350	104,801
Development	12,514	11,759	11,267	35,540
Total cost of revenue	48,282	45,442	46,617	140,341
Gross profit:				
Products	15,293	14,497	12,692	42,482
Development	884	888	784	2,556
Total gross profit	16,177	15,385	13,476	45,038
Gross margin:				
Products	30.0 %	30.1 %	26.4 %	28.8 %
Development	6.6 %	7.0 %	6.5 %	6.7 %
Total gross margin	25.1 %	25.3 %	22.4 %	24.3 %

nLIGHT

15

GAAP to Non-GAAP Reconciliation | Operating Expenses

nLight, Inc. (in thousands, except per share data)	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Totals	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 Totals
GAAP research and development ("R&D") expense	$ 4,283	$ 4,898	$ 5,475	$ 6,398	$ 21,054	$ 6,422	$ 6,494	$ 6,402	$ 8,819	$ 28,137
Non-GAAP adjustments:										
Stock-based compensation in R&D	(25)	(200)	(513)	(555)	(1,293)	(558)	(711)	(424)	(1,606)	(3,299)
Amortization of purchased intangibles	-	-	-	-	-	-	-	-	(328)	(328)
Non-GAAP R&D expense	$ 4,258	$ 4,698	$ 4,962	$ 5,843	$ 19,761	$ 5,864	$ 5,783	$ 5,978	$ 6,885	$ 24,510
GAAP selling, general and administrative ("SG&A") expense	6,239	7,232	7,483	7,890	28,844	8,144	8,572	7,257	10,139	34,111
Non-GAAP adjustments:										
Stock-based compensation in SG&A	(115)	(544)	(1,207)	(1,190)	(3,056)	(1,142)	(1,403)	(315)	(2,370)	(5,230)
Acqusition and integration-related costs	-	-	-	-	-	-	-	-	(470)	(470)
Non-GAAP SG&A expense	$ 6,124	$ 6,688	$ 6,276	$ 6,700	$ 25,788	$ 7,002	$ 7,169	$ 6,942	$ 7,299	$ 28,411

nLight, Inc. (in thousands, except per share data)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Totals	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2021 Totals
GAAP research and development ("R&D") expense	$ 8,538	$ 9,472	$ 11,126	$ 12,028	$ 41,164	$ 11,710	$ 14,282	$ 14,838	$ 13,984	$ 54,814
Non-GAAP adjustments:										
Stock-based compensation in R&D	(1,782)	(2,275)	(2,545)	(3,101)	(9,703)	(2,918)	(3,708)	(3,782)	(3,025)	(13,433)
Amortization of purchased intangibles	(656)	(656)	(696)	(716)	(2,724)	(717)	(718)	(718)	(518)	(2,671)
Non-GAAP R&D expense	$ 6,100	$ 6,541	$ 7,885	$ 8,211	$ 28,737	$ 8,075	$ 9,856	$ 10,338	$ 10,441	$ 38,710
GAAP selling, general and administrative ("SG&A") expense	7,700	9,633	10,010	11,905	39,248	11,714	15,057	13,316	12,623	52,710
Non-GAAP adjustments:										
Stock-based compensation in SG&A	(1,636)	(3,423)	(3,633)	(5,448)	(14,140)	(4,645)	(7,349)	(5,550)	(4,238)	(21,782)
Acqusition and integration-related costs	(50.00)	-	-	-	(50)	-	-	-	-	-
Non-GAAP SG&A expense	$ 6,014	$ 6,210	$ 6,377	$ 6,457	$ 25,058	$ 7,069	$ 7,708	$ 7,766	$ 8,385	$ 30,928

nLight, Inc. (in thousands, except per share data)	2022 Q1	2022 Q2	2022 Q3	2022 Totals
GAAP research and development ("R&D") expense	$ 13,711	$ 13,788	$ 12,716	$ 40,215
Non-GAAP adjustments:				
Stock-based compensation in R&D	(3,122)	(3,117)	(3,169)	(9,408)
Amortization of purchased intangibles	(472)	(407)	(360)	(1,239)
Non-GAAP R&D expense	$ 10,116	$ 10,264	$ 9,187	$ 29,568
GAAP selling, general and administrative ("SG&A") expense	10,775	11,914	13,741	36,430
Non-GAAP adjustments:				
Stock-based compensation in SG&A	(2,722)	(2,879)	(3,614)	(9,215)
Acqusition and integration-related costs	-	-	-	-
Non-GAAP SG&A expense	$ 8,053	$ 9,035	$ 10,127	$ 27,215

nLIGHT

16

17 (1) There is no income tax effect related to the stock-based compensation, acquisition and integration-related costs, and amortization of purchased intangibles adjustments due to the full valuation allowance in the U.S. GAAP to Non-GAAP Reconciliation | Adjusted EBITDA, Net Income and EPS nLight, Inc. 2018 2019 2020 2021 2022 (in thousands, except per share data) Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Totals Net income (loss) $ 2,916 $ 4,653 $ 4,009 $ 2,360 $ 13,938 $ (1,235) $ (155) $ (778) $ (10,716) $ (12,884) $ (7,475) $ (6,830) $ (2,110) $ (4,517) $ (20,932) $ (6,149) $ (7,890) $ (6,880) $ (8,750) $ (29,669) $ (8,623) $ (10,342) $ (12,955) $ (31,920) Adjustments: Income tax expense (benefit) 1,149 848 839 764 3,600 1,753 793 837 2,736 6,119 905 418 (1,485) 502 340 322 (1,038) 203 138 (375) 343 (10) 110 443 Other (income) expense (76) 42 537 (250) 253 (820) 907 (90) (532) (535) 116 298 (477) (315) (378) (26) (118) (102) (90) (336) (29) 106 31 108 Interest (income) expense, net 219 6 (298) (655) (728) (750) (740) (665) (454) (2,609) (283) 65 96 44 (78) 74 32 20 37 163 (0) (71) (167) (238) Depreciation and amortization 1,946 2,172 2,194 1,976 8,288 2,212 2,269 2,313 2,770 9,564 3,161 3,268 3,504 3,752 13,685 3,717 3,695 3,899 3,748 15,059 3,738 3,805 4,084 11,627 Stock-based compensation 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 8,054 11,606 10,072 7,988 37,720 6,553 6,680 7,495 20,728 Acquisition and integration-related costs - - - - - - - - 470 470 50 - - - 50 - - - - - - - - - Adjusted EBITDA $ 6,316 $ 8,527 $ 9,184 $ 6,129 $ 30,156 $ 3,069 $ 5,455 $ 2,696 $ (1,365) $ 9,855 $ 237 $ 3,256 $ 6,211 $ 8,447 $ 18,151 $ 5,992 $ 6,287 $ 7,212 $ 3,071 $ 22,562 $ 1,982 $ 168 $ (1,402) $ 748 Net income (loss) $ 2,916 $ 4,653 $ 4,009 $ 2,360 $ 13,938 $ (1,235) $ (155) $ (778) $ (10,716) $ (12,884) $ (7,475) $ (6,830) $ (2,110) $ (4,517) $ (20,932) $ (6,149) $ (7,890) $ (6,880) $ (8,750) $ (29,669) $ (8,623) $ (10,342) $ (12,955) $ (31,920) Add back: Stock-based compensation (1) 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 8,054 11,606 10,072 7,988 37,720 6,553 6,680 7,495 20,728 Valuation allowance on foreign deferred tax assets - - - - - - - - 3,423 3,423 - - - - - - - - - - - - - - Acquisition and integration-related costs - - - - - - - - 470 470 50 - - - 50 - - - - - - - - - Amortization of purchased intangibles - - - - - - - - 328 328 656 656 696 716 2,724 717 718 718 518 2,671 472 407 360 1,239 Non-GAAP net income (loss) $ 3,078 $ 5,459 $ 5,912 $ 4,294 $ 18,743 $ 674 $ 2,226 $ 301 $ (2,134) $ 1,067 $ (3,006) $ (137) $ 5,269 $ 5,180 $ 7,306 $ 2,622 $ 4,434 $ 3,910 $ (244) $ 10,722 $ (1,598) $ (3,256) $ (5,100) $ (9,953) GAAP weighted-average shares outstanding 3,031 24,491 35,007 36,441 24,862 36,694 37,065 37,262 37,463 37,119 37,846 38,177 38,558 38,877 38,367 40,048 42,313 42,884 43,277 42,142 43,655 44,178 44,786 44,289Assumed conversion of convertible preferred stock to common stock 24,642 7,940 - - 8,056 - - - - - - - - - - - - - - - - - - - Participating securities - - - - - - - 444 - 319 - - 629 653 544 653 614 774 - 699 - - - - Non-GAAP weighted-average number of shares, basic 27,673 32,431 35,007 36,441 32,918 36,694 37,065 37,706 37,463 37,438 37,846 38,177 39,187 39,530 38,911 40,701 42,927 43,658 43,277 42,841 43,655 44,178 44,786 44,289 Dilutive effect of common stock equivalents 4,492 5,265 5,325 4,798 5,097 4,585 4,391 4,016 - 4,360 - - 4,290 4,654 4,228 4,691 4,334 3,986 - 4,341 - - - - Non-GAAP weighted-average number of shares, diluted 32,165 37,696 40,332 41,239 38,015 41,279 41,456 41,722 37,463 41,798 37,846 38,177 43,477 44,184 43,139 45,392 47,261 47,644 43,277 47,182 43,655 44,178 44,786 44,289 Non-GAAP net income (loss) per share, basic $ 0.11 $ 0.17 $ 0.17 $ 0.12 $ 0.57 $ 0.02 $ 0.06 $ 0.01 $ (0.06) $ 0.03 $ (0.08) $ 0.00 $ 0.13 $ 0.13 $ 0.19 $ 0.06 $ 0.10 $ 0.09 $ (0.01) $ 0.25 $ (0.04) $ (0.07) $ (0.11) $ (0.22) Non-GAAP net income (loss) per share, diluted 0.10 0.14 0.15 0.10 0.49 0.02 0.05 0.01 (0.06) 0.03 (0.08) 0.00 0.12 0.12 0.17 0.06 0.09 0.08 (0.01) 0.23 (0.04) (0.07) (0.11) (0.22)

Supplemental Information | Key Revenue Metrics

nLight, Inc. (in thousands, except per share data)	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Totals	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 Totals
Revenues by end market										
Industrial	$ 19,146	$ 25,251	$ 20,890	$ 17,476	$ 82,762	$ 18,124	$ 20,920	$ 18,977	$ 18,647	$ 76,669
Microfabrication	15,619	19,497	19,922	19,071	74,109	14,533	18,094	13,280	11,246	57,152
Aerospace and defense	7,703	6,957	10,213	9,615	34,488	9,204	9,034	11,556	13,003	42,798
Total revenues	42,467	51,705	51,025	46,162	191,359	41,861	48,048	43,814	42,896	176,619
Industrial as % of total	45 %	49 %	41 %	38 %	43 %	43 %	44 %	43 %	43 %	43 %
Microfabrication as % of total	37 %	38 %	39 %	41 %	39 %	35 %	38 %	30 %	26 %	32 %
Aerospace and defense as % of total	18 %	13 %	20 %	21 %	18 %	22 %	19 %	26 %	30 %	24 %
Revenues by geography										
North America	$ 16,109	$ 16,101	$ 20,101	$ 18,052	$ 70,362	$ 15,697	$ 17,899	$ 16,249	$ 17,217	$ 67,062
China	15,212	23,923	16,683	14,720	70,538	13,725	18,444	17,519	14,883	64,573
Rest of World	11,146	11,682	14,241	13,390	50,459	12,438	11,705	10,045	10,795	44,985
Total revenues	42,467	51,705	51,025	46,162	191,359	41,861	48,048	43,814	42,896	176,619
North America as % of total	38 %	31 %	39 %	39 %	37 %	37 %	37 %	37 %	40 %	38 %
China as % of total	36 %	46 %	33 %	32 %	37 %	33 %	38 %	40 %	35 %	37 %
Rest of World as % of total	26 %	23 %	28 %	29 %	26 %	30 %	24 %	23 %	25 %	25 %
Fiber laser revenue by power level										
High-power (>= 6kW)	17 %	24 %	30 %	27 %	24 %	24 %	35 %	40 %	47 %	37 %
Medium-power (2kW - 5kW)	49 %	44 %	43 %	51 %	47 %	57 %	48 %	39 %	39 %	45 %
Low-power (< 2kW)	34 %	32 %	27 %	22 %	29 %	19 %	17 %	20 %	14 %	17 %

nLight, Inc. (in thousands, except per share data)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Totals	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2021 Totals	2022 Q1	2022 Q2	2022 Q3	2022 Totals
Revenues by end market														
Industrial	$ 15,990	$ 22,630	$ 21,880	$ 23,978	$ 84,478	$ 21,400	$ 24,907	$ 26,737	$ 21,751	$ 94,795	$ 23,996	$ 21,899	$ 22,217	$ 68,112
Microfabrication	10,419	14,300	14,052	12,878	51,649	15,215	20,274	17,695	17,228	70,412	17,319	16,415	17,682	51,416
Aerospace and defense	16,806	15,208	25,800	28,848	86,662	24,730	23,932	27,803	28,474	104,939	23,144	22,513	20,194	65,851
Total revenues	43,215	52,138	61,732	65,704	222,789	61,345	69,113	72,235	67,453	270,146	64,459	60,827	60,093	185,379
Industrial as % of total	37 %	43 %	35 %	36 %	38 %	35 %	36 %	37 %	32 %	35 %	37 %	36 %	37 %	37 %
Microfabrication as % of total	24 %	27 %	23 %	20 %	23 %	25 %	29 %	25 %	26 %	26 %	27 %	27 %	29 %	28 %
Aerospace and defense as % of total	39 %	29 %	42 %	44 %	39 %	40 %	35 %	38 %	42 %	39 %	36 %	37 %	34 %	36 %
Revenues by geography														
North America	$ 21,046	$ 20,494	$ 31,384	$ 34,700	$ 107,624	$ 31,134	$ 33,095	$ 37,430	$ 41,573	$ 143,232	$ 35,144	$ 35,682	$ 32,793	$ 103,619
China	12,042	21,495	19,186	18,159	70,882	15,577	18,759	13,709	7,401	55,446	7,139	4,672	5,230	17,041
Rest of World	10,127	10,149	11,162	12,845	44,283	14,634	17,259	21,096	18,479	71,468	22,176	20,473	22,070	64,719
Total revenues	43,215	52,138	61,732	65,704	222,789	61,345	69,113	72,235	67,453	270,146	64,459	60,827	60,093	185,379
North America as % of total	49 %	39 %	51 %	53 %	48 %	51 %	48 %	52 %	62 %	53 %	55 %	59 %	55 %	56 %
China as % of total	28 %	41 %	31 %	28 %	32 %	25 %	27 %	19 %	11 %	21 %	11 %	8 %	9 %	9 %
Rest of World as % of total	23 %	19 %	18 %	20 %	20 %	24 %	25 %	29 %	27 %	26 %	34 %	34 %	37 %	35 %
Fiber laser revenue by power level														
High-power (>= 6kW)	49 %	54 %	58 %	47 %	52 %	54 %	51 %	50 %	40 %	49 %	39 %	40 %	31 %	37 %
Medium-power (2kW - 5kW)	39 %	35 %	34 %	39 %	36 %	29 %	32 %	23 %	29 %	28 %	26 %	19 %	24 %	23 %
Low-power (< 2kW)	12 %	11 %	8 %	14 %	11 %	17 %	17 %	27 %	31 %	23 %	35 %	41 %	45 %	40 %

nLIGHT

Note: Percentages may not total to 100 due to rounding.

18

19 2% 4% 13% 14% 17% 24% 30% 27% 24% 35% 40% 47% 49% 54% 58% 47% 54% 51% 50% 40% 39% 40% 31% 40% 41% 36% 39% 40% 45% 39% 43% 49% 44% 43% 51% 57% 48% 39% 39% 39% 35% 34% 39% 29% 32% 23% 29% 26% 19% 24% 60% 59% 64% 61% 58% 51% 49% 43% 34% 32% 27% 22% 19% 17% 20% 14% 12% 11% 9% 14% 17% 17% 27% 31% 35% 41% 45% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2016 2017 2018 2019 2020 2021 2022 Fiber Laser Revenue by Power - Quarterly Percent of total fiber laser sales High Power >6kW Low Power < 2kW Medium Power 2kW – 5kW Note: Percentages may not total to 100 due to rounding. Supplemental Information | Revenue by power level